                                                     EXHIBIT 10(j)
BOATMEN'S BANCSHARES, INC.

EXECUTIVE DEFERRED COMPENSATION PLAN


     WHEREAS, Boatmen's Bancshares, Inc., a Missouri corporation
("Boatmen's"), desires to provide a select group of employees with the opportunity to defer a portion of the salary and incentive compensation to be earned by them.

     WHEREAS, Boatmen's adopted the Boatmen's Executive Deferred
Compensation Plan (the "Plan") on August 8, 1989, effective for deferrals of salary attributable to services rendered on or after January 1, 1990.

     WHEREAS, Boatmen's adopted the Boatmen's Executive Deferred
Bonus Plan (the "Bonus Deferral Plan") on September 1, 1995.

     WHEREAS, Boatmen's desires to amend the Plan to incorporate the Bonus Deferral Plan, to make certain additional amendments with respect to the Plan, and to restate the Plan in its entirety.

     THEREFORE, effective February 8, 1996, Boatmen's hereby amends the Bonus Deferral Plan to incorporate it into the Plan and amends and restates the Plan as follows:


ARTICLE I. DEFINITIONS

     Section 1.1. "Additions" means all amounts credited to the Participant's Deferred Compensation Account pursuant to Article IV herein.

     Section 1.2. "Annual Bonus" means any incentive award measured over a period not to exceed one year, payable by the Corporation to the Participant with respect to the Participant's services during such period.

     Section 1.3. "Base Salary" means the salary paid to a Participant by the Corporation with respect to services performed during any particular Plan Year before any reduction pursuant to this Plan, including commissions and amounts deferred by the Participant under the Boatmen's Thrift Incentive 401(k) Plan and pursuant to any salary reduction agreement under Section 125 of the Code.

     Section 1.4. "Beneficiary" means any person (including but not limited to any trust, estate, fiduciary, corporation, foundation, but excluding the Participant) designated by the Participant in a written document delivered to the Corporation to receive any benefit under the Plan after the death of the Participant all in accordance with the provisions herein. In the event the Participant fails to designate a beneficiary or if no such designated beneficiary is living upon the death of the Participant or if, for any reason, such designation shall be legally ineffective, then in any of said events the amounts which would have been paid to the designated living beneficiary shall be paid to the trustee of the Participant's revocable living trust, and if none to the trustee of the Participant's testamentary trust, and if none to the personal representative of the estate of the Participant.

     Section 1.5.  "Board of Directors" means the Board of
Directors of Boatmen's.

     Section 1.6. "Boatmen's" means Boatmen's Bancshares, Inc., a Missouri corporation.

     Section 1.7. "Bonus Compensation" means the Annual Bonus and Long-Term Incentive Award eligible for deferral under the Plan.

     Section 1.8. "Code" means the Internal Revenue Code of 1986, as amended.

     Section 1.9. "Committee" means the Boatmen's Bancshares, Inc. Compensation Committee.

     Section 1.10. "Compensation" means (i) Base Salary, and (ii) Bonus Compensation.

     Section 1.11. "Corporation" means Boatmen's and, unless the context requires otherwise, all its subsidiaries and affiliates.

     Section 1.12.  "Deferral Amount" means the portion of
Compensation which the Participant elects to defer under the Plan for any Plan Year or Performance Period, as applicable.

     Section 1.13. "Deferred Compensation Account" means a bookkeeping account maintained by the Corporation for each Participant which reflects accumulated Deferral Amounts of the Participant, plus Additions thereto, calculated as set forth in
Article IV herein.

     Section 1.14. "Disability" means such physical or mental disability as, in the opinion of a physician selected by the Committee, will prevent the Participant from ever resuming work of the same general nature as that which the Participant performed for the Corporation immediately prior to the Participant's disability or the duties of such other position or job which the Corporation makes available to the Participant and for which the Participant is qualified by reason of the Participant's training, education or experience.

     Section 1.15.  "Employee" means an employee of the
Corporation.

     Section 1.16. "Long-Term Incentive Award" means any cash incentive award measured over a period of greater than one year, payable by the Corporation to the Participant with respect to the Participant's services during such period.

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     Section 1.17.  "Participant" means any Employee who meets the requirements specified in, and is selected for participation as provided in, Article II herein.

     Section 1.18. "Performance Period" means the period over which performance is measured for purposes of determining the Bonus Compensation payable by the Corporation to the Participant. The Performance Period for the Annual Bonus shall be equal to or less than one year and the Performance Period for the Long-Term Incentive Award shall be greater than one year.

     Section 1.19.  "Plan" means this Boatmen's Bancshares, Inc.
Executive Deferred Compensation Plan.

     Section 1.20. "Plan Year" means any twelve-month period commencing January 1.

     Section 1.21.  "Retirement" means the termination of
employment from the Corporation on or after attainment of age 55.

     Section 1.22. "Severe Financial Hardship" means any financial hardship resulting from extraordinary and unforeseeable circumstances arising as a result of one or more recent events beyond the control of the Participant, which is not or may not be relieved (i) through reimbursement or compensation by insurance or otherwise; (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause Severe Financial Hardship; and (iii) by cessation of deferrals under the Plan. Severe Financial Hardship shall not include, by way of illustration only, financial hardship occasioned by a child's college tuition or the purchase of a home.


ARTICLE II. ELIGIBILITY

     Section 2.1. Subject to the provisions of Section 2.2 herein, the Committee shall have the exclusive power to designate, on an annual basis, Participants from among those Employees who are eligible for participation in the Plan.

     Section 2.2. Eligibility for participation in the Plan shall be limited to a select group of Employees of the Corporation who are management or highly compensated employees within the meaning of Section 201(2) of the Employees Retirement Income Security Act of 1974, as amended.

     Section 2.3. Participants designated to participate in the Plan by the Committee shall indicate his or her agreement to the terms of the Plan by executing a Participation Agreement, the form of which is attached hereto as Exhibit A.

     Section 2.4. If an Employee ceases to be eligible for participation in the Plan for any reason prior to his termination of employment with the Corporation, the Participation Agreement

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shall be terminated and no further benefit shall accrue under the
Plan except as herein expressly granted.


ARTICLE III. DEFERRAL OF COMPENSATION

     Section 3.1. Subject to the terms of the Plan, the Participant shall have the right to elect to defer, in increments of one percent (1%), (a) not less than two percent (2%) nor greater than thirty percent (30%) of the Participant's Base Salary for the Plan Year to which such election relates, and (b) not less than ten percent (10%) of the Participant's Bonus Compensation for the Performance Period to which such election relates; provided, however, that an Employee who first becomes eligible, and is designated, to participate in the Plan after the commencement of a Plan Year or Performance Period may only, with respect to such Plan Year or Performance Period, as applicable, elect to defer that portion of the Employee's Compensation which is attributable to services to be rendered after the filing of the Deferral Election Form(s) pursuant to Section 3.2 herein. The Deferral Election Form(s) shall be in the form attached hereto as Exhibit B through Exhibit D.

     Section 3.2. The Participant shall notify the Corporation of the election to defer a portion of the Participant's Compensation for any Plan Year or Performance Period, as applicable, by completing a Deferral Election Form(s).

     Section 3.3. For deferrals of Compensation to be effective, a separate Deferral Election Form for Base Salary, Annual Bonus and Long-Term Incentive Award, as applicable, must be received by the Corporation as follows: (i) for deferrals of Base Salary, prior to the first day of the Plan Year; and (ii) for deferrals of Bonus Compensation, within 30 calendar days after an eligible Employee is selected during the current Performance Period to which the election relates to participate in a cash incentive award bonus plan of the Corporation; provided, however, in the event an Employee first becomes eligible, and is designated, for participation in the Plan after the commencement of a Plan Year or Performance Period, such Employee must, in order to participate in the Plan for the remainder of such Plan Year or Performance Period, submit a Deferral Election Form(s) to the Corporation within 30 calendar days after the Employee becomes eligible to participate in the Plan during such partial Plan Year or Performance Period and such election shall be effective for Compensation attributable to services to be rendered after the date of the Deferral Election Form(s).

     Section 3.4. An election to defer Compensation under the Plan shall be irrevocable by the Participant with respect to the Plan
Year or Performance Period to which such election relates.

     Section 3.5. The Compensation deferred under the Plan shall be credited to the Participant's Deferred Compensation Account no later than the last day of the month in which such Deferral Amount would otherwise have been paid to the Participant.

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


ARTICLE IV.  ADDITIONS TO DEFERRAL AMOUNTS

     Section 4.1. The Corporation, on the last day of each month preceding the final distribution of benefits to the Participant, will credit the Participant's Deferred Compensation Account with Additions thereto. Additions shall be calculated by multiplying the balance of the Deferred Compensation Account as of the last day of each month by a rate which shall be equal to one-twelfth of the ten-year U.S. Treasury Bond rate on October 31 of the preceding Plan Year, as determined by the Committee; provided, however, that with respect to the deferral of Bonus Compensation for the Performance Period(s) ending December 31, 1995, Additions to the Participant's Deferred Compensation Account during 1996 shall be calculated by multiplying the balance of the Deferred Compensation Account attributable to such Bonus Compensation as of the last day of each month during that year by a rate which shall be equal to one-twelfth of the ten-year U.S. Treasury Bond rate on August 31, 1995, as determined by the Committee.


ARTICLE V.  PAYMENT OF DEFERRAL AMOUNTS

     Section 5.1. Except as otherwise provided in this Article V, the Deferral Amount and Additions thereto for each Plan Year or Performance Period, as applicable, shall be payable to the Participant at the time and in the manner specified in the Participation Agreement of the Participant and the Deferral
Election Form(s) submitted by the Participant for such Plan Year or Performance Period.

     Section 5.2. The Deferral Amount and Additions thereto for each Plan Year shall be payable at the time and in the manner specified below:

     (a) Unless otherwise elected by the Participant as provided in Section 5.2(b) below, all amounts in the Participant's Deferred Compensation Account shall be payable to the Participant upon his Retirement in one of the following forms, as irrevocably elected by the Participant in the Participation Agreement:

          (i) a lump sum payable during the January following the effective date of the Participant's
                    Retirement, or

          (ii) in a series of substantially equal yearly installments over a five, ten or fifteen year period payable in January of the year following the year in which the Participant's Retirement is effective and each January thereafter; provided, that, in the event the amount payable is $50,000 or less, a lump sum payment under
                    Section 5.2(a)(i) shall be made instead.

     (b) Each Plan Year or Performance Period, as applicable, a Participant may irrevocably elect to have the Deferral Amount and Additions thereto for such Plan Year or Performance Period payable in a lump sum at least five years but not longer than fifteen years following the end of such Plan Year or Performance

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
          Period, as specified in the Deferral Election Form; provided, however, that if the Participant's employment with the Corporation is terminated by reason of Retirement prior to the distribution to the Participant of all or part of his Deferred Compensation Account, the balance shall be paid to the Participant in accordance with Section 5.2(a).

     (c) Notwithstanding the election(s) made by the Participant on the Participation Agreement and the Deferral Election Form(s), if the Participant's employment by the Corporation is terminated by reason of the Participant's death or Disability, then all amounts in the Participant's Deferred Compensation Account shall be payable to the Participant or the Participant's Beneficiary, as applicable, in one lump sum payable no later than 30 days after the Participant's termination of employment with the Corporation. If death occurs after Retirement, then all amounts in the Participant's Deferred Compensation Account shall be payable to the Participant's Beneficiary in one lump sum, payable no later than 30 days after notification of the Participant's death.

     (d) Notwithstanding the election(s) made by the Participant on the Participation Agreement and the Deferral Election Form(s), if the Participant's employment by the Corporation is terminated for any reason other than the Participant's Retirement, death or Disability, then all amounts in the Participant's Deferred Compensation Account shall be payable to the Participant in one lump sum payable during the January following the effective date of the Participant's termination of employment with the Corporation.

     Section 5.3. The Committee shall have the authority to alter the timing or manner of payment of Deferral Amounts and Additions thereto in the event that the Participant establishes, to the satisfaction of the Committee, the existence of a Severe Financial Hardship. In the event of a Severe Financial Hardship, the Committee may, in its sole discretion, take any one or more of the following actions to the extent reasonably necessary to satisfy the hardship:

     (a) Authorize the cessation of deferrals by the Participant under the Plan for the remainder of the Plan Year or Performance Period to which the most recent Deferral
          Election Form relates; or

     (b) Provide that all, or a portion, of the amounts in the Deferred Compensation Account shall immediately be paid to the Participant in a lump sum cash payment; or

     (c) Provide for such other payment schedule as deemed appropriate by the Committee under the circumstances.

The Committee's determination as to the existence of a Severe
Financial Hardship and the actions to be taken as a result thereof shall be final, conclusive and non-appealable.

ARTICLE VI.  CLAIMS

     Section 6.1. If a claim for benefits under the Plan is denied, the Committee will provide a written notice of the denial setting forth the specific reasons for the denial, a description of any additional material or information necessary for a claimant to perfect a claim, and an explanation of why such material or information is necessary and appropriate information as to the steps to be taken for a claim to be submitted for review. A claimant may request a review of a denial. Such request should be submitted to the Committee, in writing, within 60 days after receipt of the denial notice stating the reasons for requesting the review. A claimant may review pertinent documents and submit issues and comments in writing. A decision will be made on the review of the denial of a claim not later than 60 days after the Committee's receipt of a request for review unless specific circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than 120 days after the receipt of a request for review. The decision on review will be in writing to the claimant and shall include specific reasons for the decision.


ARTICLE VII.  ADMINISTRATION

     Section 7.1. The Plan shall be administered by the Committee. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan, including the power, in its sole discretion, to accelerate the payment of benefits under the Plan to any Participant or Beneficiary as provided in Section 5.3 hereof.

     Section 7.2. The Committee shall, with respect to the general management of the Plan, have the sole, final and absolute right to reconcile any inconsistency in the Plan, to interpret and construe the provisions of the Plan in all particulars in such manner and to such extent as it deems proper and to take all action and make all decisions and determinations necessary under the Plan or in connection with its administration, interpretation and application. Any interpretation or construction placed upon any term or provision of the Plan by the Committee, any decision of the Committee with regard to the eligibility of an employee to become a Participant, the rights of a Participant, former Participant or Beneficiary or any other person, any reconciliation of an inconsistency in the Plan made by the Committee and any other action, determination or decision whatsoever taken by the Committee, shall be final, conclusive and binding upon all persons or parties interested or concerned in the Plan.


ARTICLE VIII.  MISCELLANEOUS

     Section 8.1. The Corporation shall maintain a record of each Participant's accumulated Deferral Amounts and Additions thereto by means of a Deferred Compensation Account.

     Section 8.2. The Plan shall create a contractual obligation on the part of the Corporation to make payment from the Participants' Deferred Compensation Account when due.

     Section 8.3. If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Corporation, then the Corporation may offset such amount so owing against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

     Section 8.4. No Participant or party claiming an interest in Deferral Amounts and Additions thereto shall have any interest whatsoever in any specific asset of the Corporation. To the extent that any person acquires the right to receive payment of benefits from the Corporation under the Plan, such right shall be no greater than the rights of any unsecured general creditor of the Corporation.

     Section 8.5. Neither the Participant, his Beneficiary, heirs, assigns, trust, estate, nor any other person claiming through or under the Participant shall have any right to commute, encumber or dispose of the right to receive payments hereunder, all of which payments and the right thereto are expressly declared to be non-assignable and any such attempt at assignment shall be void and of no effect.

     Section 8.6. No provision of the Plan nor any action taken hereunder shall be construed as giving the Participant any right to be retained in the employ of the Corporation.

     Section 8.7. The Corporation shall, to the extent permitted by law, have the right to deduct from any payments of any kind with respect to the benefit otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld from such payments.

     Section 8.8. The Plan shall be governed and construed in accordance with the laws of the State of Missouri. In the event any provision of the Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan.


ARTICLE IX.  TERMINATION AND AMENDMENT

     Section 9.1. The Committee shall have full power and authority to amend, modify, alter or terminate the Plan in whole or in part; provided, however, that any such termination, modification or amendment shall not terminate or diminish any rights or benefits accrued by a Participant under the Plan as of the effective date of any such termination, modification or amendment.

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                                                                EXHIBIT A

                       BOATMEN'S EXECUTIVE DEFERRED
                             COMPENSATION PLAN
                          PARTICIPATION AGREEMENT




     THIS AGREEMENT, made and entered as of the date stated below, by and between Boatmen's Bancshares, Inc. ("Boatmen's"), a Missouri corporation, and ------------------------ ("Participant").

     Boatmen's and the Participant mutually agree as follows:

     1.   The Participant has received a copy of the Boatmen's
          Executive Deferred Compensation Plan ("Plan") and has read and understands the Plan.

     2.   By completion of this Agreement and the accompanying
          Deferral Election Form(s), the Participant agrees to comply with the terms of the Plan in all respects.

     3. All provisions of the Plan are hereby made a part of this Agreement. If there is any conflict between the terms of this Agreement and the terms of the Plan, the Plan shall govern.

     4. The Participant elects to defer the percentage of his/her Compensation (as defined in the Plan) indicated on the accompanying Deferral Election Form(s).

     5. Subject to the terms of the Plan, for each subsequent Plan Year and/or Performance Period (as such terms are defined in the Plan), the Participant shall have the right to make a similar election to defer a portion of his/her Base Salary and Bonus Compensation.

     6. The Participant is in no way obligated to make a deferral election in any Plan Year or Performance Period, as applicable, and the failure to elect for any Plan Year or Performance Period will not affect the Participant's right to do so in any subsequent Plan Year or Performance
          Period.

     7. The Participant's Deferral Election Form(s) must be received by Boatmen's no later than the date(s) specified in the Plan. Any Deferral Election Form received after said date(s) shall be of no effect for purposes of the Plan.

     8. Each Deferral Election Form, signed and dated by the Participant, shall be irrevocable.

     9. Subject to the terms of the Plan, the Participant hereby elects to have all amounts in his/her Deferred Compensation Account (as defined in the Plan) payable following his/her Retirement (as defined in the Plan)
          ---------
          pursuant to the following benefits payment schedule:

          ------    single lump sum;
          ------    substantially equal yearly installments over a
                    five (5) year period;
          ------    substantially equal yearly installments over a
                    ten (10) year period; or
          ------    substantially equal yearly installments over a
                    fifteen (15) year period.

     The Participant understands that the foregoing election shall be irrevocable. The Participant further understands that, in accordance with the Plan, benefits payable prior to his/her
     Retirement shall be paid in a single lump sum.

10.  The Participant designates the following person as his/her
     Beneficiary (as defined in the Plan) under the Plan:

     Name:     ---------------------------------------------

     Address:  ---------------------------------------------
               ---------------------------------------------
               ---------------------------------------------


     Relationship to
     the Participant:  -------------------------------------

11. The Participant has the right to change his/her Beneficiary at any time by notifying Boatmen's in writing of such change in Beneficiary.

BOATMEN'S BANCSHARES, INC.


By:-----------------------------------   Date:-----------------------


By:-----------------------------------   Date:-----------------------

                                                                EXHIBIT B
                        BOATMEN'S BANCSHARES, INC.
                   EXECUTIVE DEFERRED COMPENSATION PLAN
                    BASE SALARY DEFERRAL ELECTION FORM

                            -------- PLAN YEAR

Please complete this form and return a signed copy to the [insert title of the designated individual] of Boatmen's Bancshares, Inc.
("Boatmen's") by [insert date].

=======================================================================
  Name:                                        SS#:

=======================================================================

By completing this form and returning it to Boatmen's as indicated above, I hereby irrevocably elect to defer receipt of the percentage of my Base Salary (as defined in the Plan referred to below) indicated below for the year or portion thereof beginning on the later of January 1, ------ or the first payroll period commencing after the date of this Deferral Election Form and ending December 31, ------ (the "Plan Year"). This deferral shall be in accordance with the terms and provisions of the Boatmen's Bancshares, Inc. Executive Deferred Compensation Plan (the "Plan") and in the manner and amount set forth below.

=======================================================================
  AMOUNT OF THE BASE SALARY DEFERRAL
-----------------------------------------------------------------------
  I hereby irrevocably elect to defer the following percentage of my Base Salary earned during the Plan Year:

  --------% of my Base Salary (select a percentage in increments of
  1% -- minimum of 2%, maximum of 30%).
=======================================================================

=======================================================================
  LENGTH OF THE BASE SALARY DEFERRAL
-----------------------------------------------------------------------
  I hereby irrevocably elect to defer my Base Salary until January following the year selected below:

  / /-------- THE YEAR OF MY RETIREMENT. (Amounts deferred until your Retirement shall be paid at the time and in the manner selected by you in your Participation Agreement with respect to the Plan.)

  / /-------- (A YEAR OCCURRING PRIOR TO MY RETIREMENT (AS DEFINED IN THE PLAN)). (Select a year at least five years but no more than fifteen years following the end of the Plan Year. Amounts deferred to a year prior to your Retirement shall be paid in one lump sum. If you retire prior to the year selected, payments shall commence in January following your Retirement at the time and in the manner selected by you in your Participation Agreement with respect to the Plan.)

=======================================================================



--------------------------------------------------
Participant's Signature                  Date

                                                                EXHIBIT C
                        BOATMEN'S BANCSHARES, INC.
                   EXECUTIVE DEFERRED COMPENSATION PLAN
                    ANNUAL BONUS DEFERRAL ELECTION FORM

                        -------- PERFORMANCE PERIOD

Please complete this form and return a signed copy to the [insert title of the designated individual] of Boatmen's Bancshares, Inc.
("Boatmen's") by [insert date].

=======================================================================
  Name:                                        SS#:

=======================================================================

By completing this form and returning it to Boatmen's as indicated above, I hereby irrevocably elect to defer receipt of the percentage of my Annual Bonus (as defined in the Plan referred to below) indicated below for the period beginning January 1, ------, and ending December 31, ------ (the "Performance Period"). This deferral shall be in accordance with the terms and provisions of the Boatmen's Bancshares, Inc. Executive Deferred Compensation Plan (the "Plan") and in the manner and amount set forth below.

=======================================================================
  AMOUNT OF THE ANNUAL BONUS DEFERRAL
-----------------------------------------------------------------------
  I hereby irrevocably elect to defer the following percentage of my Annual Bonus earned during the Performance Period:

  --------% of my Annual Bonus (select a percentage in increments of
  1% -- minimum of 10%).
=======================================================================

=======================================================================
  LENGTH OF THE ANNUAL BONUS DEFERRAL
-----------------------------------------------------------------------
  I hereby irrevocably elect to defer my Annual Bonus until January following the year selected below:

  / /-------- THE YEAR OF MY RETIREMENT. (Amounts deferred until your Retirement shall be paid at the time and in the manner selected by you in your Participation Agreement with respect to the Plan.)

  / /-------- (A YEAR OCCURRING PRIOR TO MY RETIREMENT (AS DEFINED IN THE PLAN)). (Select a year at least five years but no more than fifteen years following the end of the Performance Period. Amounts deferred to a year prior to your Retirement shall be paid in one lump sum. If you retire prior to the year selected, payments shall commence in January following your Retirement at the time and in the manner selected by you in your Participation Agreement with respect to the Plan.)

=======================================================================



--------------------------------------------------
Participant's Signature                  Date

                                                                EXHIBIT D
                        BOATMEN'S BANCSHARES, INC.
                   EXECUTIVE DEFERRED COMPENSATION PLAN
             LONG-TERM INCENTIVE AWARD DEFERRAL ELECTION FORM

                        -------- PERFORMANCE PERIOD

Please complete this form and return a signed copy to the [insert title of the designated individual] of Boatmen's Bancshares, Inc.
("Boatmen's") by [insert date].

=======================================================================
  Name:                                        SS#:

=======================================================================

By completing this form and returning it to Boatmen's as indicated above, I hereby irrevocably elect to defer receipt of the percentage of my Long-Term Incentive Award (as defined in the Plan referred to below) indicated below for the period beginning on January 1, ------, and ending December 31, ------ (the "Performance Period"). This deferral shall be in accordance with the terms and provisions of the Boatmen's Bancshares, Inc. Executive Deferred Compensation Plan (the "Plan") and in the manner and amount set forth below.

=======================================================================
  AMOUNT OF THE LONG-TERM INCENTIVE AWARD DEFERRAL
-----------------------------------------------------------------------
  I hereby irrevocably elect to defer the following percentage of my Long-Term Incentive Award earned during the Performance Period:

  --------% of my Long-Term Incentive Award (select a percentage in increments of 1% -- minimum of 10%).
=======================================================================

=======================================================================
  LENGTH OF THE LONG-TERM INCENTIVE AWARD DEFERRAL
-----------------------------------------------------------------------
  I hereby irrevocably elect to defer my Long-Term Incentive Award until January following the year selected below:

  / /-------- THE YEAR OF MY RETIREMENT. (Amounts deferred until your Retirement shall be paid at the time and in the manner selected by you in your Participation Agreement with respect to the Plan.)

  / /-------- (A YEAR OCCURRING PRIOR TO MY RETIREMENT (AS DEFINED IN THE PLAN)). (Select a year at least five years but no more than fifteen years following the end of the Performance Period. Amounts deferred to a year prior to your Retirement shall be paid in one lump sum. If you retire prior to the year selected, payments shall commence in January following your Retirement at the time and in the manner selected by you in your Participation Agreement with respect to the Plan.)

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Participant's Signature                  Date